Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zond-PanAero Windsystem Partners I, a California Limited Partnership (the "Partnership") on Form 10-Q for the three months ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mary H. Cilia, Chief Financial Officer of Zond Windsystems Management LLC, as General Partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 to the best of my knowledge and belief, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership for the three months ended September 30, 2004.


Date: November 12, 2004
                                     /s/ MARY H. CILIA
                                     ------------------------------
                                     Mary H. Cilia
                                     Chief Financial Officer
                                     Zond Windsystems Management LLC, as General
                                     Partner of Zond-PanAero Windsystem Partners
                                     I, a California Limited Partnership